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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




          Date of report (date of earliest event reported): May 7, 2003




                         MARTIN MIDSTREAM PARTNERS L.P.
             (Exact name of Registrant as specified in its charter)


       DELAWARE                  000-50056                    05-0527861
(State of incorporation    (Commission file number)       (I.R.S. employer
   or organization)                                     identification number)

          4200 STONE ROAD
           KILGORE, TEXAS                                        75662
(Address of principal executive offices)                       (Zip code)

       Registrant's telephone number, including area code: (903) 983-6200


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ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) EXHIBITS

         Pursuant to the rules and regulations of the Securities and Exchange Commission, the attached exhibit is deemed to have been furnished pursuant to
Item 9 and should not be deemed to be "filed" under the Securities Exchange Act of 1934.

         EXHIBIT
         NUMBER                    DESCRIPTION
         ------                    -----------
         99.1                --    Press release dated May 7, 2003.

ITEM 9.      REGULATION FD DISCLOSURE.

         On May 7, 2003, Martin Midstream Partners L.P. (the "Partnership") issued a press release announcing that it plans to issue its results for the first quarter ended March 31, 2003, on Monday, May 12, 2003, after the market closes. The Partnership also announced that a teleconference to review the first quarter results will be held on Tuesday, May 13, 2003, at 8:00 a.m. Central Time. A copy of the press release is included as an exhibit to this Current Report. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein is deemed to have been furnished and shall not be deemed to be "filed" under the Securities Exchange Act of 1934.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           MARTIN MIDSTREAM PARTNERS L.P.

                                           By:  Martin Midstream GP LLC
                                           Its: General Partner


Date:  May 7, 2003                     By: /s/ ROBERT D BONDURANT
                                           -------------------------------------
                                               Robert D. Bondurant
                                               President and Chief Executive
                                               Officer





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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER                    DESCRIPTION
-------                   -----------
99.1                --    Press release dated May 7, 2003.